SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 8, 2003

OCULAR SCIENCES, INC.

  (Exact Name of Registrant as Specified in Charter)

Delaware	0-22623	94-2985696

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1855 Gateway Boulevard, Suite 700
Concord, California 94520

(Address of Principal Executive Offices)

(925) 969-7000

(Registrant’s telephone number, including area code)

Items 9 and 12. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition.
SIGNATURES
Exhibits Index
Exhibit 99.1

Items 9 and 12. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition.

     The information in this Report, including the Exhibit 99.1 attached hereto, is furnished pursuant to Items 9 and 12 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

     On May 8, 2003, Ocular Sciences, Inc. (the “Company”) announced its results of operations and financial condition as of and for the first quarter ended March 31, 2003 in a press release that is attached hereto as Exhibit 99.1.

     The Company’s earnings release contains non-GAAP financial measures. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures. The press release also contains a statement as to why the Company's management believes the non-GAAP financial measures provide useful information to investors.

Exhibits

     The following exhibit is furnished as part of this Report:

No.	Exhibit

99.1	Press Release dated May 8, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULAR SCIENCES, INC.

Date: May 8, 2003	By:	/s/ Sid Landman

Sid Landman
Chief Financial Officer

Exhibit Index

No.	Exhibit

99.1	Press Release dated May 8, 2003.